UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2010

TIENS BIOTECH GROUP (USA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32477	75-2926439
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700

(Address of principal executive offices)

Registrant's telephone number, including area code:（86）22-8213-7335

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2010, the Board of Directors of Tiens Biotech Group (USA), Inc. (the “Company”) appointed Baolan Li to the board of directors of the Company.  Ms. Li is the daughter of Jinyuan Li, the Chairman, Chief Executive Officer, President and Acting Chief Financial Officer of the Company.

Ms. Li has ownership interests in certain related parties by the Company.  Tianjin Tianshi Biological Engineering Co., Ltd. (“Tianshi Engineering”), a Chinese company, owns 20% of Tianjin Tianshi Biological Development Co., Ltd. (“Biological”).  Biological is a Chinese-foreign equity joint venture company established under Chinese laws that is 80% owned by the Company. Tianshi Engineering is 100% owned by Tianjin Tianshi Group Co., Ltd. (“Tianshi Group”), a Chinese company. Tianshi Group is 90% owned by Jinyuan Li and 10% owned by Ms. Li.  Tianshi Engineering is 49% owned by Ms. Li and 51% by Tianshi Group.  Other information required by Item 404(a) of Regulation S-K regarding transactions with related persons is omitted, as it has been previously reported.

There are no arrangements or understandings between Ms. Li and any other persons pursuant to which Ms. Li was selected as a director. Ms. Li is not expected to serve on any committee of the board of directors of the Company.

On October 20, 2010, our subsidiary, Biological, entered into a statutory labor contract with Ms. Li to document the terms of her employment by Biological.  Pursuant to the terms of the agreement, Biological shall pay Ms. Li an annual fee of $40,000.  The agreement is for an indefinite period. Under the terms of the contract, Ms. Li shall receive vacation time and social insurance according to Chinese government regulations.  The contract shall be terminated in compliance with the PRC Labor Contract Law, when unilaterally terminated by either party or when terminated pursuant to a mutual consent between the parties.  A copy of the employment agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Labor Contract dated as of October 20, 2010 between Tianjin Tianshi Biological Development Co., Ltd. and Baolan Li.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIENS BIOTECH GROUP (USA), INC.

Date: October 25, 2010	By:	/s/ Jinyuan Li
Name: Jinyuan Li
Title: Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1	Labor Contract dated as of October 20, 2010 between Tianjin Tianshi Biological Development Co., Ltd. and Baolan Li.